                      JOINDER, CONSENT AND AMENDMENT NO. 1

                                       TO

                      REVOLVING CREDIT, TERM LOAN, GUARANTY
                             AND SECURITY AGREEMENT

         THIS JOINDER, CONSENT AND AMENDMENT NO. 1 ("Amendment") is entered into as of February 23, 2000 by and among SUNSOURCE INC., a corporation organized under the laws of the State of Delaware ("SunSource"), SUNSOURCE TECHNOLOGY SERVICES INC., a corporation organized under the laws of the State of Delaware ("STSI"), THE HILLMAN GROUP, INC., a corporation organized under the laws of the State of Delaware ("Hillman"), HARDING GLASS, INC., a corporation organized under the laws of the State of Delaware ("Harding"), KAR PRODUCTS INC., a corporation organized under the laws of the State of Delaware ("KAR") (SunSource, STSI, Hillman, Harding and KAR, each a "Borrower" and collectively "Borrowers"), 1394066 Ontario Inc., a corporation organized under the laws of the Province of Ontario ("Ontario Inc."), the other Credit Parties (as defined in the Loan Agreement (as defined herein)) named therein or which hereafter become a party thereto, the financial institutions which are now or which hereafter become a party thereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as Agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND

         Borrowers, the other Credit Parties, Lenders and Agent are parties to that certain Revolving Credit, Term Loan, Guaranty and Security Agreement dated as of December 15, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders amend the Loan Agreement and allow for the transfer of certain assets as provided for in that certain Contribution Agreement dated as of February 10, 2000 by and among SunSource, SUNSOURCE INDUSTRIAL SERVICES COMPANY, INC., a corporation organized under the laws of the State of Delaware ("SISC"), KAR, A & H HOLDING COMPANY, INC., a corporation organized under the laws of the State of Michigan ("A & H Holding"), SUNSOURCE CANADA INVESTMENT COMPANY, an unlimited liability company organized under the laws of the Province of Nova Scotia ("SunSource Canada"), A. & H. BOLT & NUT COMPANY LTD., a company organized under the laws of the Province of Ontario ("A & H Bolt") and GC-SUN HOLDINGS, L.P., a Delaware limited partnership ("Partnership")(as amended, supplemented, modified or restated from time to time, the "Contribution Agreement"), and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         Borrowers have informed Agent that SISC and A & H Holding will own forty-nine percent (49%) of all of the Units (as defined in the Amended and Restated Agreement of Limited Partnership of GC-Sun Holdings, L.P. dated as of March 2, 2000 among GC-Limited, Inc., a Delaware corporation ("Glencoe Corp."), SISC, A & H Holding, and GC-Sun G.P., Inc. a Delaware corporation ("GC-SUN")(the "Partnership Agreement").

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Joinder Agreement.

            (a) Ontario Inc. is hereby added as an additional Guarantor under the Loan Agreement, and all references to "Guarantor" or "Guarantors" thereunder and under all of the Other Documents shall hereafter be deemed to include Ontario Inc.

            (b) Ontario Inc. hereby adopts the Loan Agreement and each of the Other Documents and assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations under the Loan Agreement and the Other Documents. Ontario Inc. hereby acknowledges and confirms that Ontario Inc. hereby grants to Agent for its benefit and for the ratable benefit of Lenders a continuing lien and security interest in all presently existing and hereafter arising Collateral which Ontario Inc. now or hereafter owns or has an interest in, wherever located, to secure prompt repayment of any and all Obligations owed to Agent and Lenders and to secure prompt performance by Borrowers of each and all of their covenants and obligations under the Loan Agreement, this Amendment and the Other Documents. Agent's lien and security interest in the Collateral shall attach to all Collateral without further act on the part of Agent, Ontario Inc.

         3. Consent. Subject to satisfaction of the conditions precedent set forth in Section 5 below, Agent and Lenders hereby (a) consent to the transactions contemplated by the Contribution Agreement entered into by KAR, SunSource, SISC, A & H Bolt, A & H Holding, Ontario Inc. and SunSource Canada provided that no Credit Party shall make any contribution or distribution of any kind or nature to the Partnership including, without limitation, satisfying a capital call made by the Partnership without the prior written consent of Agent and Required Lenders and (b) release (i) all Liens which Agent may have upon the assets of KAR, A & H Bolt and SunSource Canada and any stock of such entities which was pledged to Agent as security for the Obligations, and Agent further agrees, at Borrowers' expense, to deliver to SunSource such UCC-3 termination statements and mortgage satisfactions as may be reasonably requested by Borrowers in connection with the above described release of the Agent's Lien on such items of Collateral and (ii) KAR, A & H Bolt and SunSource Canada as Credit Parties under the Loan Agreement.

         4. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

            (a) Section 1.2 is amended as follows:

                (i) the following defined terms are amended in their entirety to provide as follows:

            "Eligible Inventory" shall mean and include Inventory (excluding work in process), with respect to each Borrower valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's reasonable opinion, obsolete, slow moving or unmerchantable and which Agent, in its reasonable discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favor of Agent and no other Lien (other than Permitted Encumbrances) as confirmed by Uniform Commercial Code, tax lien and pending suit and judgment searches reasonably satisfactory to Agent, whether Agent has received an executed landlord or warehouse agreement in favor of Agent, in form and substance satisfactory to Agent, with respect to such Inventory and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof. Inventory (excluding work in process and unpaid finished goods and raw materials received from suppliers within the immediately preceding thirty (30) day period) of J.N. Fauver shall be deemed to constitute Eligible Inventory to the extent it would constitute Eligible Inventory based upon the criteria set forth above. The value of Inventory of J.N. Fauver shall be converted to Dollars by Credit Parties (subject to review and revision by Agent in its reasonable discretion) based upon the exchange rate on the date of computation.

            "Guarantor" shall mean A & H Holding, J.N. Fauver, Ontario Inc., SunSource Corporate, SunSource Industrial, SunSource Inventory, SunSource Investment, SunSub A and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations and "Guarantors" means collectively all such Persons.

            "Individual Maximum Revolving Advance Amount" shall mean $20,000,000 with respect to the Harding Division, $45,000,000 with respect to the Hillman Division and $50,000,000 and with respect to the SunSource Division, it being understood and agreed that no Advances shall be made by Agent or Lenders to J.
N. Fauver; rather J. N. Fauver is part of the SunSource Division for purposes of calculating Advances which can be made solely to SunSource Technology.

            "Mortgage" shall mean the Deed of Trust, Assignment of Rents and Security Agreement dated as of even date herewith, with SunSource Technology as grantor and Agent as beneficiary, encumbering property located in Arlington, Texas.

            "Operating Division" shall mean as applicable, the Harding Division, Hillman Division or SunSource Division.

            "Pledge Agreement" shall mean, collectively, (a) the Pledge Agreements each dated as of the Closing Date made by each of SunSource, SunSource Investment, SunSub A and SunSource Industrial in favor of Agent and
(b) the Pledge Agreements each dated as of the Joinder, Consent and Amendment No. 1 Effective Date made by each of SunSource Industrial, A&H Holding and Ontario Inc. in favor of Agent, as each of the foregoing may be amended, restated, modified and/or supplemented from time to time.

            "Purchasing Lender" shall have meaning set forth in Section 17.3 hereof.

            "Transferee" shall have the meaning set forth in Section 17.3(b) hereof

               (ii) The last paragraph of "Eligible Receivables" is hereby amended by deleting the paragraph in its entirety and replacing in its stead the following:

         "Receivables of J.N. Fauver shall be deemed to constitute Eligible Receivables to the extent they would constitute Eligible Receivables based upon the criteria set forth above. The value of Receivables of J.N. Fauver shall be converted by Credit Parties (subject to review and revision by Agent in its reasonable discretion) to Dollars based upon the exchange rate on the date of computation.

               (iii) by deleting the following defined term in its entirety:


            "Kar Division"

               (iv) by adding the following defined term in its appropriate alphabetical order:

            "Axxess Technologies" shall mean Axxess Technologies, Inc., a corporation organized under the laws of the State of Delaware.

            "Joinder, Consent and Amendment No. 1 Effective Date" shall mean March 2, 2000.

            "Ontario Inc." shall mean 1394066 Ontario Inc., a corporation organized under the laws of the Province of Ontario

            "Term Loan Reserve" shall mean $15,000,000. The Term Loan Reserve shall remain in place until the earlier of (a) the date the Harding Divestiture is consummated or (b) the date the $110,000,000 acquisition of the stock of Axxess Technologies by SunSource or Hillman is consummated.

            (b) Clause (iv) of Section 2.1(a) is amended in its entirety to provide as follows:

            "Such reserves including, without limitation, the Term Loan Reserve, as Agent may reasonably deem proper and necessary from time to time."

            (c) The first paragraph of Section 17.2(b) is amended in its entirety to provide as follows:

               "(b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Credit Parties may, subject to the provisions of this Section 17.2 (b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Credit Parties, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Credit Parties thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

               (i) increase the Commitment Percentage or maximum dollar
            commitment of any Lender.

               (ii) extend the maturity of any Note or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrowers to Lenders pursuant to this Agreement.

               (iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 17.2(b).

               (iv) release any Collateral during any calendar year (other than in accordance with the provisions of this Agreement) having an aggregate value in excess of $1,000,000.

               (v) change the rights and duties of Agent.

               (vi) permit any Revolving Advance to be made if after giving effect thereto the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than thirty (30) consecutive Business Days or exceed one hundred and ten percent (110%) of the Formula Amount.

               (vii) increase the Advance Rates above the Advance Rates in effect on the Closing Date.

               (viii) permit any Credit Party or any Subsidiary of any Credit
            Party to (x) enter into any merger, amalgamation, consolidation or other reorganization with or into Axxess Technologies or (y) acquire all or a substantial portion of the assets or stock of Axxess Technologies."

            (d) Section 17.6 is amended in its entirety to provide as follows:

         Notice. Any notice or request hereunder may be given to Borrowing Agent or any Credit Party or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section
17.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Loan Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 17.6) in accordance with this Section 17.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Section 17.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this
Section 17.6. Any Notice shall be effective:

            (a) In the case of hand-delivery, when delivered;

            (b) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

            (c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

            (d) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

            (e) In the case of electronic transmission, when actually received;

            (f) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 17.6; and

            (g) If given by any other means (including by overnight courier), when actually received.

Any Lender giving a Notice to Credit Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

         (A)    If to Agent or             PNC Bank, National Association
                PNC at:                    Two Tower Center
                                           East Brunswick, New Jersey 08816
                                           Attention:      Ryan Peak
                                           Telephone:      (732) 220-4315
                                           Telecopier:     (732) 220-4393

                with a copy to:            PNC Bank, National Association
                                           PNC Agency Services
                                           One PNC Plaza
                                           249 Fifth Avenue
                                           Pittsburgh, Pennsylvania 15222
                                           Attention: Arlene Ohler
                                           Telephone:      (412) 762-3627
                                           Telecopier:     (412) 762-8672

                and a copy to:             Hahn & Hessen LLP
                                           350 Fifth Avenue
                                           New York, New York 10118-0075
                                           Attention:      Steven J. Seif, Esq.
                                           Telephone:      (212) 946-0294
                                           Telecopier:     (212) 594-7167

         (B) If to a Lender other than Agent, as specified on the signature pages hereof

         (C)    If to Borrowing Agent
                or any Credit Party, at:  SunSource Inc.
                                           3000 One Logan Square, 30th Floor
                                           Philadelphia, Pennsylvania 19103
                                           Attention:      Joseph M. Corvino
                                           Telephone:      (215) 282-1290
                                           Telecopier:     (215) 282-1309

                with a copy to:            Morgan, Lewis & Bockius, LLP
                                           1701 Market Street
                                           Philadelphia, Pennsylvania
                                           Attention:      Andrew Hamilton, Esq.
                                           Telephone:      (215) 963-4837
                                           Telecopier:     (215) 963-5299

         (e) All of the Schedules to the Loan Agreement are hereby amended in their entirety by the Schedules attached hereto.

            5. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent:

               (i) Agent shall have received four (4) copies of this Amendment executed by all Credit Parties and Lenders.

               (ii) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Amendment or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral owned by Ontario Inc. shall have been delivered to Agent;

               (iii) Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of (A) Ontario Inc. authorizing (1) the execution, delivery and performance of this Amendment and the pledge agreement executed by Ontario Inc. in favor of Agent in connection herewith, and (2) the granting by Ontario Inc. of the continuing security interest upon the Collateral, certified by the Secretary or an Assistant Secretary of Ontario Inc., as of the date of this Amendment; (B) SISC authorizing the execution, delivery and performance of the amendment to the pledge agreement with respect to the pledge of the stock of J.N. Fauver and the pledge agreement executed by SISC in favor of Agent in connection with the pledge of the Units; and (C) A & H Holding authorizing the execution, delivery and performance of the pledge agreements executed by A & H Holding in favor of Agent in connection with the pledge of the Units and pledge of the stock of Ontario Inc. and, each such certificate shall state that the resolutions thereby certified and have not been amended, modified, revoked or rescinded as of the date of such certificate;

               (iv) Agent shall have received a certificate of the Secretary or an Assistant Secretary of Ontario Inc., dated the Joinder, Consent and Amendment No. 1 Agreement Effective Date, as to the incumbency and signature of the officers of Ontario Inc. executing this Amendment, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

               (v) Agent shall have received a copy of the Articles or Certificate of Incorporation of Ontario Inc., and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of Ontario Inc. and all agreements of Ontario Inc.'s shareholders certified as accurate and complete by the Secretary of Ontario Inc.;

               (vi) Agent shall have received good standing certificates for Ontario Inc. dated not more than 30 days prior to the Joinder, Consent and Amendment No. 1 Agreement Effective Date, issued by the Secretary of State or other appropriate official of Ontario Inc.'s jurisdiction of incorporation and each jurisdiction where the conduct of Ontario Inc.'s business activities or the ownership of its properties necessitates qualification;

               (vii) Agent shall have received in form and substance satisfactory to Agent, certified copies of Ontario Inc.'s liability insurance policies, together with endorsements naming Agent as a co-insured;

               (viii) Agent shall have received the executed opinions of counsel from the law firm of Morgan, Lewis & Bockius and Latham & Watkins in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment and the Contribution Agreement;

               (ix) Agent shall have received an agreement from the Partnership subordinating the pledge of the Partnership Units to the pledge of such Units in favor of Agent and such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, including but not limited to the Contribution Agreement, the Amended and Restated Agreement of Limited Partnership of GC-SUN Holdings, L.P., subordinated pledge agreements, intercompany transaction documents, Management Agreements, fee agreements, Registration Rights Agreement and payment direction letter by SISC to the Partnership re: payment of intercompany indebtedness, each of which shall be in form and substance satisfactory to Agent and its counsel;

               (x) Agent shall have received payment in the amount of at least $105,000,000 (the "Proceeds") to be applied against the Revolving Advances;

               (xi) Agent shall have received (i) fully executed Pledge
Agreements: (t) by SISC and A&H Holding, in favor of Agent pledging each of SISC's and A&H Holdings' Units in the Partnership to Agent, (y) by A & H Holding in favor of Agent pledging the common stock of Ontario Inc. to Agent and (z) by Ontario Inc. in favor of Agent pledging the common stock of J.N. Fauver (Canada) Limited to Agent and (ii) a fully executed amendment to the Pledge Agreement by SISC in favor of Agent which provides for the pledging the stock of A & H Holding; and

               (xii) Agent shall have received a fully executed Collateral Assignment of the rights of SunSource, A & H Holding, SunSource Corporate and SISC under the Contribution Agreement, the Management Agreement between GC-Sun Holdings II, L.P. ("Holdings II") and SunSource Corporate and the Transaction Fee Letter among Holdings II, the Partnership and SunSource (the "Collateral Assignment"), in form and substance satisfactory to Agent.

            6. Application of Proceeds. Notwithstanding anything contained in
Section 2.14(a) of the Loan Agreement to the contrary, the Proceeds received by Agent from the transactions contemplated in the Contribution Agreement shall be applied first to the Revolving Advances in such order as Agent may determine, subject to Borrowers' ability to reborrow Revolving Advances in accordance with the terms hereof and second, to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof.

            7. Representations and Warranties. Each Credit Party (including, without limitation, Ontario Inc.) hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, such Credit
               Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment except (i) to the extent of changes resulting from transactions contemplated by this Amendment and (ii) to the extent that such representations or warranties related expressly to an earlier date.

                  (c) No Event of Default or Default has occurred and is
               continuing or would exist after giving effect to this Amendment.

                  (d) Such Credit Party has no defense, counterclaim or offset with respect to the Loan Agreement.

                  (e) Ontario Inc. has full power, authority and legal right to enter into this Amendment and to perform all its respective obligations hereunder. The execution, delivery and performance by Ontario Inc. of this Amendment (i) is within Ontario Inc.'s corporate powers, has been duly authorized, is not in contravention of law or the terms of Ontario Inc.'s By-Laws, Articles of Incorporation or other applicable documents relating to Ontario Inc.'s formation or to the conduct of Ontario Inc.'s business or of any material agreement or undertaking to which Ontario Inc. is a party or by which Ontario Inc. is bound, and
               (ii) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except (Permitted Encumbrances) upon any asset of Ontario Inc. under the provisions of any agreement, charter document, instrument, by-law, of other instrument to which Ontario Inc. or its property is party or by which it may be bound.

                  (f) Ontario Inc. is duly formed and in good standing under the laws of the Province of Ontario and is qualified to do business and is in good standing in such jurisdictions which constitute all jurisdictions in which qualification and good standing are necessary for Ontario Inc. to conduct its business and own its property and where the failure to so qualify would have a material adverse effect on Ontario Inc. or its business. Ontario Inc. has previously delivered to Agent true and complete copies of its Articles of Incorporation, By-Laws and for all other documents relating to Ontario Inc.'s formation, and will promptly notify Agent of any amendments or changes thereto.

         8. Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 5 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         9. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         11. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party via facsimile shall be deemed an original signature hereto.

         12. Release. For and in consideration of Agent's and Lenders' agreements contained herein, KAR, A & H Bolt and SunSource Canada each hereby release Agent and Lenders and each of their respective officers, directors, representatives, employees, agents, attorneys-in-fact and affiliates from all claims, demands, suits, actions, debts, promises, obligations, liabilities, damages, costs or expenses relating to the Loan Agreement or the Other Documents or any of the transactions relating to the Loan Agreement or the Other Documents, of any kind whatsoever, whether in law or equity, known or unknown, that KAR, A & H Bolt and SunSource Canada at any time had or arising as of a result of the Loan Agreement or the Other Documents that KAR, A & H Bolt or SunSource Canada or their successors and assigns hereafter can or may have against Agent or Lenders by reason of any acts, cause, matter or thing whatsoever up to and including the effective date of this Amendment arising out of or relating to the Loan Agreement or the Other Documents and hereby agree to indemnify Agent and Lenders from, and hold Agent and Lenders harmless against, the same.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                (Signature Page Joinder, Consent
                                                and Amendment No. 1)

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                                     SUNSOURCE INC., as a Borrower
                                                     SUNSOURCE TECHNOLOGY SERVICES INC.,
                                                     as a Borrower
                                                     THE HILLMAN GROUP, INC., as a Borrower
                                                     HARDING GLASS, INC., as a Borrower
                                                     KAR PRODUCTS INC., as a Borrower
                                                     A & H HOLDING COMPANY, INC., as a Guarantor
                                                     SUNSOURCE CORPORATE GROUP, INC., as a
                                                            Guarantor
                                                     SUNSOURCE INDUSTRIAL SERVICES COMPANY, INC., as a
                                                            Guarantor
                                                     SUNSOURCE INVENTORY MANAGEMENT COMPANY, INC., as a
                                                            Guarantor
                                                     SUNSOURCE INVESTMENT COMPANY, INC.,
                                                            as a Guarantor
                                                     SUNSUB A INC., as a Guarantor

                                                     By: /s/ Joseph M. Corvino
                                                         -----------------------------------
                                                     Name:  Joseph M. Corvino
                                                     Title: Vice President of each of the foregoing
                                                            corporations

                                                     J. N. FAUVER (CANADA) LIMITED
                                                     SUNSOURCE CANADA INVESTMENT COMPANY, as a Guarantor

                                                     By: /s/ Joseph M. Corvino
                                                         -----------------------------------
                                                     Name:  Joseph M. Corvino
                                                     Title: President of each of the foregoing corporations

                                                     A. & H. BOLT & NUT COMPANY LIMITED, as
                                                     a Guarantor

                                                     By: /s/ Joseph M. Corvino
                                                         -----------------------------------
                                                     Name: Joseph M. Corvino
                                                     Title: Assistant Secretary

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                                     1394066 ONTARIO INC., as a
                                                     Guarantor

                                                     By: /s/ Joseph M. Corvino
                                                         -----------------------------------
                                                     Name: Joseph M. Corvino
                                                     Title:   President

                                                     PNC BANK, NATIONAL ASSOCIATION, as
                                                     Agent and as Lender

                                                     By: /s/ Ryan Peak
                                                         -----------------------------------
                                                     Name: Ryan Peak
                                                     Title:   Vice President

                                                     BANK OF AMERICA BUSINESS CREDIT, as
                                                     Co-Agent and Lender

                                                     By: /s/ Richard Levenson
                                                         -----------------------------------
                                                         Name:  Richard Levenson
                                                         Title: Senior Vice President

                                                     FIRSTAR BANK, N.A., as
                                                     Co-Agent and Lender

                                                     By: /s/ Suzanne E. Geiger
                                                         -----------------------------------
                                                     Name:  Suzanne E. Geiger
                                                     Title: Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                                     FIFTH THIRD BANK, as Lender

                                                     By: /s/ Anthony M. Buehler
                                                         -----------------------------------
                                                     Name:  Anthony M. Buehler
                                                     Title: Assistant Vice President

                                                     CITIZENS BUSINESS CREDIT, as Lender

                                                     By: /s/ Vincent P. O'Leary
                                                         -----------------------------------
                                                     Name:  Vincent P. O'Leary
                                                     Title: Senior Vice President

                                                     GMAC COMMERCIAL CREDIT LLC, as
                                                     Lender

                                                     By: /s/ Daniel J. Mussay
                                                         -----------------------------------
                                                     Name:  Daniel J. Mussay
                                                     Title: Senior Vice President

                                                     COMERICA BANK, as Lender

                                                     By: /s/ Ronald Pagoto
                                                         -----------------------------------
                                                     Name:  Ronald Pagoto
                                                     Title: Vice President

                                    Schedules
                                    ---------
                                 (See Attached)


                                       -15-